UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2013

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On September 16, 2013, Kingsway Financial Services Inc. (the “Company” or “Kingsway”) entered into a Common Stock Series A Warrant Agreement and a Common Stock Series B Warrant Agreement (collectively, “Warrant Agreements”, and each, a “Warrant Agreement”) with Computershare Trust Company of Canada (“Computershare”) that address the terms of issuance of the Series A Warrants and Series B Warrants, respectively, issued in connection with the Company's previously announced rights offering that closed the same day. Each Warrant Agreement, inter alia, appoints Computershare as warrant agent, sets forth the manner in which the applicable warrants may be exercised for shares of the Company (“Common Shares”), and addresses circumstances under which the exercise price or number of the applicable series of warrants may be adjusted from time to time.

Each Series A Warrant and Series B Warrant entitles the holders thereof to purchase one Common Share. The exercise price per Common Share for the Series A Warrants is $4.50 and each such warrant is redeemable by the Company. The Company may redeem the Series A Warrants at a price of $0.25 per Series A Warrant if, and only if, the closing price of the Common Shares equals or exceeds $6.00 per Common Share for twenty consecutive trading days on the NYSE or such other market or exchange as the Common Shares of the Company trade or are quoted at the time of redemption; but in any event no earlier than the first anniversary of the date of issuance. The exercise price per Common Share for the Series B Warrants is $5.00 and the Series B Warrants are non-redeemable. Subject to applicable securities laws, (i) the Series A Warrants may be exercised at any time starting on the first day of the thirty-seventh month after the date of issuance until any time before 5:00 p.m. (Eastern time) on or before the seventh anniversary after the date of issuance and (ii) the Series B Warrants may be exercised at any time starting on the first day of the thirty-seventh month after the date of issuance until any time before 5:00 p.m. (Eastern time) on or before the tenth anniversary after the date of issuance.

The foregoing summary of the Warrant Agreements does not purport to be complete and is qualified in its entirety thereby. The Series A Warrant Agreement and Series B Warrant Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 13, 2013, Chairman and Director Spencer L. Schneider provided the Board of Directors of the Company (the “Board”) with notice of his resignation from the Board, including his role of chairman, effective September 16, 2013. Mr. Schneider's decision to resign was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Also on September 16, 2013, Director Terence M. Kavanagh was appointed as Chairman of the Board of Directors.

Finally, on September 16, 2013, President and CEO Larry G. Swets, Jr. was appointed as a Director by the Board.

ITEM 8.01 OTHER EVENTS

On September 16, 2013, the Company closed its previously announced rights offering, the subscription period of which expired at 5:00 p.m. (Eastern) on September 6, 2013. Subscription rights to purchase 3,280,790 units were exercised, resulting in gross proceeds to Kingsway of approximately US$13.1 million before expenses of the rights offering. The rights offering was made in the United States pursuant to a registration statement on Form S-1 that was previously filed with the Securities and Exchange Commission and became effective on July 24, 2013. The rights offering was made solely by means of a prospectus in the U.S. and a rights offering circular in Canada. The total new outstanding shares is now 16,429,761.

As stated in the rights offering prospectus and rights offering circular, the Company's intended use of proceeds was the redemption of the 7.50% Senior Notes due February 1, 2014 (“Notes”) which are obligations of the Company's subsidiary Kingsway America Inc. (“KAI”) and of which the Company is a guarantor. As a result, the Company has decided to immediately apply the net proceeds of the rights offering toward a partial early redemption of the Notes. KAI gave notice to The Bank of New York Mellon Trust Company, N.A., as trustee, of such redemption. The early partial redemption is expected to take place on October 15, 2013 in the amount of US$12,000,000 at par plus accrued interest of US$185,000, resulting in an aggregate principal amount of US$14,356,000 of Notes to remain outstanding after such early partial redemption.

A press release announcing the signing of the definitive agreement was issued September 16, 2013 and is attached as Exhibit 99.1.

This Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect Kingsway management's current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements, including, without limitation, our potential inability to complete the proposed rights offering. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward looking statements, please refer to the section entitled “Risk Factors” in the Company's 2012 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
Exhibit Number	Exhibits Description
10.1	Common Stock Series A Warrant Agreement
10.2	Common Stock Series B Warrant Agreement
99.1	News Release Dated September 16, 2013 - Kingsway Announces Closing of Rights Offering, Early Partial Redemption of its 2014 Notes and Changes to its Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

September 18, 2013	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Common Stock Series A Warrant Agreement
10.2	Common Stock Series B Warrant Agreement
99.1	News Release Dated September 16, 2013 - Kingsway Announces Closing of Rights Offering, Early Partial Redemption of its 2014 Notes and Changes to its Board of Directors